================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Summit Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           Summit Bancshares, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            SUMMIT BANCSHARES, INC.

                               1300 SUMMIT AVENUE
                            FORT WORTH, TEXAS 76102

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 21, 1998

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Summit Bancshares, Inc. (the "Corporation") will be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas on April 21, 1998 at 4:30 p.m., for the following purposes:

     1. To elect a Board of Directors of the Corporation consisting of twelve
        (12) persons.

     2. To ratify the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 1998

     3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 12, 1998, are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

                                   IMPORTANT
                                   ---------

     All shareholders are urged to sign, date and return as promptly as possible the enclosed proxy in the enclosed postage-paid envelope. It is important that as many shares as possible be represented at the Annual Meeting of Shareholders. Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date. Consequently, whether or not you expect to be present, please execute and return the enclosed proxy.

                              By Order of the Board of Directors,

                              /s/ PHILIP E. NORWOOD

                              Philip E. Norwood, Chairman of the Board
March 17, 1998
Fort Worth, Texas

                            SUMMIT BANCSHARES, INC.
                              1300 SUMMIT AVENUE
                            FORT WORTH, TEXAS 76102
                           TELEPHONE (817) 336-6817

                          PROXY STATEMENT FOR ANNUAL
                            MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 21, 1998

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMMIT BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders of SUMMIT BANCSHARES, INC. (the "Corporation") to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas on April 21, 1998, at 4:30 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 17, 1998, to the shareholders of the Corporation.

The Corporation's Annual Report to Shareholders for the year ended December 31, 1997, is being furnished with this Proxy Statement to the shareholders of record on March 12, 1998. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material.

                              GENERAL INFORMATION

     The close of business on March 12, 1998, has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders to be held on April 21, 1998.

     The Annual Meeting of Shareholders has been called for the purposes of (i) electing directors of the Corporation for the coming year, (ii) ratifying the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 1998, and (iii) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Whether you can attend the meeting or not, your vote is important. Shares can be voted at the meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided.

     Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

     Shares represented by each signed proxy received by the Board will be voted in accordance with the direction specified by the shareholder, and if no direction is specified, such shares will be voted "FOR" each proposal.

     The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     At the close of business on March 12, 1998, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 6,518,094 shares of common stock, $1.25 par value (the "Common Stock"), issued and outstanding.

     The presence, in person or by proxy duly authorized in writing, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

     When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting.

     Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 12, 1998. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the twelve (12) nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. All shares represented at the Annual Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of directors, abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The bylaws of the Corporation provide that the Board shall be comprised of not more than twenty-five (25) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

     The Board of Directors has set the number of directors at twelve (12) and has nominated the twelve (12) persons named below for election to the Board of Directors of the Corporation.

     Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Corporation and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

   Name and Age of
   Nominee; Years                       Principal Occupation for Past
 Served as Director                    Five Years; Other Directorships
---------------------  ---------------------------------------------------------
Philip E. Norwood      Mr. Norwood became Chairman of the Board of Summit
    Age 48             Bancshares, Inc. and Chairman of Summit Community Bank,
Director Since 1984    N.A. in January 1998 and President of Summit Community
                       Bank, N.A. in July 1994 and continues to serve in these capacities. From October 1993 to January 1998 Mr. Norwood served as President and Chief Executive Officer of the Corporation. He has served as a director of the Corporation since March 1984. From January 1990 to
                       October 1993 Mr. Norwood served as Secretary of the
                       Corporation, from Decem ber 1992 to October 1993 he served as Executive Vice President of the Corporation, and from March 1984 to January 1990 he served as Secretary and Treasurer of the Corporation. From April
                       1981 to December 1992 Mr. Norwood served as President of
                       Alta Mesa National Bank (currently a banking office of
                       Summit Community Bank, N.A.). From December 1992 to
                       December 1995 Mr. Norwood served as Chief Executive
                       Officer of Alta Mesa National Bank. Mr. Norwood served as a director of Alta Mesa National Bank from April 1981 to
                       March 1997 and as a director of Summit Community Bank, N.A. since January 1990. Mr. Norwood served as a director of Summit National Bank from March 1983 to January 1996.


Jeffrey M. Harp        Mr. Harp became President of the Corporation in January
    Age 49             1998 and continues to serve in that capacity. From
Director Since 1990    October 1993 to January 1998 Mr. Harp served as Chief
                       Operating Officer and Secretary of the Corporation. He served as Executive Vice President of the Corporation from December 1992 to January 1998, and Treasurer from
                       January 1990 to January 1998. He has served as director of the Corporation since January 1990. He has served as President of Summit National Bank since January 1991, and served as Executive Vice President of Summit National
                       Bank from February 1985 to December 1990. He has served as a director of Summit National Bank since January 1990.
                       He served as a director of Alta Mesa National Bank and Summit Community Bank, N.A. from January 1990 to January
                       1996.

Robert E. Bolen        Mr. Bolen is Senior Advisor to the Chancellor of Texas
    Age 71             Christian University. Mr. Bolen served as the Mayor of
Director Since 1984    the City of Fort Worth from January 1982 to May 1991. Mr.
                       Bolen served as a director of Alta Mesa National Bank from April 1981 to March 1997 when he became a director of Summit Community Bank, N.A.



Elliott S. Garsek      Mr. Garsek is an attorney with, and is Chairman of the
    Age 49             Board of, the law firm of Barlow & Garsek, a Professional
Director Since 1987    Corpo ration. He has served as a director of Summit
                       Community Bank, N.A. since June 1984.


Ronald J. Goldman      Mr. Goldman is President of Ronnie's LLC, a corporation
    Age 55             engaged in retail sales of fine wines and gourmet foods
Director Since 1984    and is also presently involved in personal investments.
                       From June 1989 to June 1991 Mr. Goldman was a consultant to Tarrant Distributors, a wholesale liquor and wine distributorship located in Fort Worth, Texas. Mr. Goldman served as Presi dent of White Rose Distributing Company, a liquor and wine distributorship located in Fort Worth, Texas, from March 1973 until September 1989. Mr. Goldman served as a director of Ganucheau Stupfel & Brumley
                       Investment Counsel, an investment advisory firm located in Fort Worth, Texas, from 1988 to December 1993. Mr.
                       Goldman has served as a direc tor of Summit National Bank since January 1975 and served as a director of Alta Mesa
                       National Bank from April 1981 to March 1997 when he became a director of Summit Community Bank, N.A.

F. S. Gunn             On December 31, 1997 Mr. Gunn retired from the
  Age 64               Corporation.  From October 1993 to January 1998 Mr. Gunn
Director Since 1979    served as Vice Chairman of the Board of the Corporation
                       and continues to serve on the Board of the Corporation.
                       From January 1990 to October 1993 Mr. Gunn served as
                       President of the Corporation, and from January 1985 to January 1990 he served as Vice Chairman of the Board of the Corporation. Mr. Gunn has served as Chairman of the Board of Summit National Bank since January 1991, and served as President of Summit National Bank from October
                       1981 to January 1991. He has served as a director of Summit National Bank since January 1975. He served as a director of Alta Mesa National Bank from March 1982 to
                       January 1996 and as a director of Summit Community Bank, N.A. from January 1990 to January 1996.


Robert L. Herchert     Mr. Herchert has served as President and Chief Executive
    Age 55             Officer of Freese & Nichols, Inc., a consulting
Director Since 1998    engineering company since 1991 and has been employed by
                       that firm since 1990 in various executive capacities. Mr.
                       Herchert has served as a director of Summit Community
                       Bank, N.A. since April 1996.


William W. Meadows     Mr. Meadows has served as Executive Vice President of Wm.
    Age 45             Rigg Insurance Co., an insurance agency, since 1986, and
Director Since 1991    has been employed by that company since 1976 in various
                       executive capacities. Mr. Meadows has served as a director of Summit Community Bank, N.A. since June 1984.


Edward P. Munson       Mr. Munson is an independent oil operator. He served as
Age 78                 Chairman of the Board of Euratex Corporation, a
Director Since 1984    corporation engaged in oil and gas exploration,
                       development and production, from August 1983 to February
                       1984. Mr. Munson has served as a director of Summit
                       National Bank since March 1978.

James L. Murray        On December 31, 1997 Mr. Murray retired from the
    Age 65             Corporation. From January 1985 to January 1998 Mr. Murray
Director Since 1979    served as Chairman of the Board of the Corporation and
                       continues to serve on the Board of the Corporation. From
                       January 1990 to January 1998 Mr. Murray served as
                       Chairman of the Board of Summit Community Bank, N.A. and continues to serve on this Board. Mr. Murray served as Chief Executive Officer of the Corporation from January
                       1990 to October 1993, as President of the Corporation from 1979 to January 1985, as President of Summit
                       Community Bank, N.A. from January 1990 to January 1994, and as Chairman of the Board of Directors of Summit
                       National Bank from October 1981 to January 1990. He has served as a director of Summit Community Bank, N.A. since
                       April 1985. Additionally, Mr. Murray was a director of
                       Alta Mesa National Bank from April 1981 to April 1985. He was reelected to the Board of Directors of Alta Mesa
                       National Bank in January 1990 and served until January
                       1996. Mr. Murray served as a director of Summit National
                       Bank from January 1975 to January 1996.



Byron B. Searcy        Mr. Searcy has served as President of Ferree & Searcy,
    Age 62             Inc., a corporation engaged in the real estate brokerage
Director Since 1984    business in Fort Worth, Texas, since 1962. Mr. Searcy has
                       served as a director of Summit National Bank since
                       January 1975 and served as a director of Alta Mesa
                       National Bank from April 1981 to March 1997 when he became a director of Summit Community Bank, N.A.


Edgar Snelson          Mr. Snelson has served as President of Snelson Oilfield
   Age 69              Lighting Company, Inc., Fort Worth, Texas, since 1957.
Director Since 1997    Mr. Snelson served as a director of Alta Mesa National
                       Bank from October 1982 to March 1997 when he became a director of Summit Community Bank, N.A.

     No family relationships exist among the named Executive Officers and directors of the Corporation. No director of the Corporation is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE TWELVE (12) PERSONS NAMED ABOVE.


                               BOARD OF DIRECTORS

     Directors are elected annually by the shareholders of the Corporation for one year and hold office until their successors are elected and have qualified. Various meetings of the Board are held each year, including an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, an Audit Committee, a Compensation and Benefits Committee (the "Compensation Committee"), an Asset/Liability Management Committee (the "ALCO Committee"), and a Nominating Committee.

EXECUTIVE COMMITTEE

     Members:James L. Murray (Chairman), Elliott S. Garsek, Ronald J. Goldman,
F. S. Gunn, Jeffrey M. Harp, Philip E. Norwood and Byron B. Searcy.

     The function of the Executive Committee is to act in an emergency or on routine matters when it is impractical to assemble the entire Board for a meeting. The Executive Committee, during intervals between meetings of the Board, has the authority to exercise all the powers of the full Board other than matters coming specifically within the purview of other committees of the Board and certain extraordinary corporate matters.

AUDIT COMMITTEE

     Members: Edgar Snelson (Chairman), William W. Meadows and Edward P. Munson.

     The functions of the Audit Committee are to (i) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) review internal audit controls and procedures of the Corporation and its subsidiaries, Summit National Bank and Summit Community Bank, N.A. (collectively referred to as the "Subsidiary Banks"), and (iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.

COMPENSATION AND BENEFITS COMMITTEE

     Members:William W. Meadows (Chairman), Robert E. Bolen, F. S. Gunn, Edward
P. Munson and James L. Murray.

     The function of the Compensation Committee is to make recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks. The Compensation Committee is also responsible for the administration of the Incentive Stock Option Plans, the Defined Benefit Pension Plan, the 401(k) Plan, the Management Security Plan and the Performance Compensation Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

ASSET/LIABILITY MANAGEMENT COMMITTEE

     Members: Robert E. Bolen, Ronald J. Goldman, F.S. Gunn, Jeffrey M. Harp, James L. Murray and Philip E. Norwood.

     The functions of the Asset/Liability Committee are to review the implementation of the Corporation's asset and liability management functions and assure that those functions are in a workable and productive fashion. The Committee is also responsible for monitoring asset and liability management objectives while working within the range of operating guidelines set forth in the Asset/Liability Management Policy.

NOMINATING COMMITTEE

     Members: Robert E. Bolen (Chairman), Jeffrey M. Harp, Ronald J. Goldman, William W. Meadows, Philip E. Norwood and Byron B. Searcy.

     The function of the Nominating Committee is to make recommendations to the Board with the regard to prospective new members of the Board of Directors.

DIRECTORS' COMPENSATION

     During 1997 the Corporation paid each of its directors $100 for attendance at each meeting of the Board and each committee meeting thereof. In addition, each director was paid a quarterly retainer of $500. The Corporation paid a total of $39,000 in directors' fees and $11,883 in committee fees during 1997.

     During 1997 Summit National Bank paid each of its directors $300 for attendance at a meeting of the Board of Directors of Summit National Bank and $100 for attendance at each committee meeting thereof. Summit National Bank paid a total of $24,900 in directors' fees and $12,350 in committee fees during 1997.

     During 1997 Summit Community Bank, N.A. and its predecessor companies paid each of its directors $300 for attendance at a meeting of the Board of Directors and $100 for attendance at each committee meeting thereof. Summit Community Bank, N.A. and its predecessor companies paid a total of $77,500 in directors' fees and $31,466 in committee fees during 1997.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During 1997 there were thirteen (13) meetings (including regularly scheduled and special meetings) of the Board, eleven (11) meetings of the Executive Committee, two (2) meetings of the Audit Committee, four (4) meetings of the ALCO Committee and four (4) meetings of the Compensation Committee. Each director, except William W. Meadows attended at least seventy-five percent (75%) of the total number of meetings of the Board and Committees of the Board of which he was a member during 1997.


                                PROPOSAL NO. 2:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval by the shareholders, the Board has selected the firm of Stovall, Grandey & Whatley, Certified Public Accountants, as independent auditors of the Corporation for its fiscal year ending December 31, 1998. Stovall, Grandey & Whatley has acted in such capacity for the Corporation since 1979 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Corporation, other than as independent auditors.

     Representatives of Stovall, Grandey & Whatley will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation represented at the annual meeting of shareholders is required to ratify the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF STOVALL, GRANDEY & WHATLEY AS INDEPENDENT AUDITORS OF THE CORPORATION.


                       ACTION TO BE TAKEN UNDER THE PROXY

     The accompanying proxy will be voted "FOR" each of the above noted Proposals unless the proxy is marked in such a manner as to withhold authority to so vote.

     The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.


                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

BY MANAGEMENT

     The following table shows beneficial ownership of shares of Common Stock of the Corporation by all current directors, nominees for director, and Named Executive Officers, individually, and, together with all current executive officers of the Corporation, as a group, at March 12, 1998.

                                  Amount and
Name of Beneficial                 Nature of           Percent
Owner or Number                   Beneficial             of
of Persons in Group             Ownership/(1)/       Class/(2)/
-------------------             --------------       ----------
   Philip E. Norwood         179,734  shares/(3)/        2.7%
   Jeffrey M. Harp           159,875  shares/(4)/        2.4%
   Robert E. Bolen            19,952  shares               *
   Elliott S. Garsek          38,076  shares/(5)/          *
   Ronald J. Goldman         265,208  shares/(6)/        4.1%
   F. S. Gunn                323,128  shares/(7)/        4.9%
   Robert L. Herchert          2,000  shares               *
   William W. Meadows         20,222  shares/(8)/          *
   Edward P. Munson           30,008  shares/(9)/          *
   James L. Murray           151,126  shares             2.3%
   Bob G. Scott               41,400  shares/(10)/         *
   Byron B. Searcy            43,190  shares/(11)/         *
   Edgar Snelson              51,576  shares               *
   All directors and       1,325,495  shares/(12)/      19.9%
   executive officers as
   a group (13 persons)

-------------------------

* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 6,518,094 shares of Common Stock issued and outstanding as of March 12, 1998, as adjusted for shares convertible or exercisable within sixty (60) days of March 12, 1998 which are deemed outstanding for a specific shareholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 135,958 shares of Common Stock owned of record; 3,776 shares of Common Stock owned by Mr. Norwood's children; and 40,000 shares of Common Stock which Mr. Norwood has the right to acquire within sixty (60) days of March 12, 1998 pursuant to options granted to him under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(4) Includes 77,075 shares of Common Stock owned of record; 22,800 shares of Common Stock owned by Mr. Harp's children in a Trust; and 60,000 shares of Common Stock which Mr. Harp has the right to acquire within sixty (60) days of March 12, 1998 pur suant to options granted to him under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(5) Includes 36,076 shares of Common Stock owned of record and 2,000 shares of Common Stock owned by Mr. Garsek's children.

(6) Includes 265,200 shares of Common Stock owned of record and eight (8) shares of Common Stock owned by Mr. Goldman's son.

(7) Includes 243,000 shares of Common Stock owned of record; and 80,128 shares of Common Stock held by a trust for which Mr. Gunn serves as a co-trustee.

(8) Includes 13,200 shares of Common Stock owned of record; 6,496 shares of Common Stock held by a trust for which Mr. Meadows' serves as an Independent Executor; and 526 shares of Common Stock held in trust for the benefit of Mr. Meadows' children.

(9) Includes 400 shares of Common Stock owned of record and 29,608 shares of Common Stock held in trust for the benefit of Mr. and Mrs. Munson.

(10) Includes 2,600 shares of Common Stock owned of record and 38,800 shares of Common Stock which Mr. Scott has the right to acquire within sixty
       (60) days of March 12, 1998 pursuant to options granted to him under the 1993 Stock Plan. See

"EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(11) Includes 41,950 shares of Common Stock owned of record and 1,240 shares of Common Stock owned by Mr. Searcy's wife.

(12) Includes 138,800 shares of Common Stock with respect to which certain named Executive Officers of the Corporation have the right to acquire beneficial ownership within sixty (60) days of March 12, 1998 pursuant to options granted to them under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

BY OTHERS

     As of March 12, 1998 there were no known beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

     Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, to the best knowledge of management of the Corporation, during 1997 no directors, officers, or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its subsidiaries, to or on behalf of the Corporation's Chief Executive Officer and each of the four other most highly compensated executive officers of the Corporation (determined as of the end of the last fiscal year) (referred to in this Proxy Statement as the "Named Executive Officers") for the fiscal years ended December 31, 1995, 1996 and 1997:


                                  SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------
                                                           Annual Compensation
      Name and                                         --------------------------           All Other
  Principal Position                                    Salary            Bonus           Compensation
as of December 31, 1997                       Year     ($)/(1)/          ($)/(2)/           ($)/(3)/
---------------------------------------------------------------------------------------------------------

James L. Murray                               1997     $158,600            -0-              $ 3,360
Chairman of the Board of the                  1996     $154,200      $ 11,383/(4)/          $ 1,404
Corporation; Chairman of the Board of         1995     $157,100      $  6,750/(4)/          $ 1,404
Summit Community Bank, N.A.


F. S. Gunn                                    1997     $139,200          -0-                $ 1,872
Vice Chairman of the Board of the             1996     $138,100          -0-                $ 1,404
Corporation; Chairman of the Board            1995     $141,600          -0-                $ 1,404
of Summit National Bank

Philip E. Norwood                             1997     $200,450      $ 43,495/(5)/          $ 3,174/(7)/
President and Chief Executive Officer of      1996     $195,375      $ 26,262/(5)/          $ 2,548/(8)/
the Corporation; President and Chief          1995     $189,100      $ 25,000/(6)/          $ 2,513/(9)/
Executive Officer of Summit Community
Bank, N.A. and its predecessor
companies


Jeffrey M. Harp                               1997     $191,600      $ 38,384/(10)/         $   464
Chief Operating Officer, Executive Vice       1996     $175,011      $ 33,988/(10)/         $   348
President, Secretary and Treasurer of the     1995     $173,450      $ 40,000/(10)/         $   348
Corporation; President and Chief
Executive Officer of Summit National
Bank


Bob G. Scott                                  1997     $112,000      $ 22,427/(11)/         $ 1,200
Senior Vice President and Chief               1996     $107,016      $ 14,077/(11)/         $   900
Financial Officer of the Corporation          1995     $104,000      $  5,000/(11)/         $   900

------------------------------

(1)  Includes salary and directors' fees, if applicable.

(2) The bonus amounts were paid pursuant to the Corporation's Performance Compensation Plan. (See detailed discussion beginning on page 21 of this Proxy Statement under "Board Compensation Committee Report on Executive

     Compensation"). The amounts for 1997 were in recognition of achievements performed in 1996. The amounts for 1996 were in recognition of achievements performed in 1995. The amounts for 1995 were in recognition of achievements performed in 1994.

(3) Except as otherwise noted, "All Other Compensation" consists of premium payments with respect to term life insurance for the benefit of the Named Executive Officer.

(4)  Consist of a bonus from Summit Community Bank, N.A.

(5) Consist of a bonus from the Corporation in the amount of $9,969 and a bonus from Summit Community Bank, N.A. in the amount of $33,526 in 1997 and $7,322 from the Corporation and $18,940 from Summit Community Bank, N.A. in 1996.

(6)  Consists of a bonus from the Corporation.

(7) Consists of premium payments with respect to term life insurance in the amount of $464 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of $2,710.

(8) Consists of premium payments with respect to term life insurance in the amount of $348 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of $2,200.

(9) Consists of premium payments with respect to term life insurance in the amount of $348 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of $2,165.

(10) Consists of a bonus from Summit National Bank in the amount of $38,384 in 1997 and $15,264 from the Corporation and $18,724 from Summit National Bank in 1996 and $15,000 from the Corporation and $25,000 from Summit National Bank 1995.

(11) Consist of a bonus from the Corporation.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the named executive officers concerning the exercise of stock options during the last fiscal year and unexercised stock options held as of the end of December 31, 1997:

                          AGGREGATED OPTION EXERCISES
                              IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

 ----------------------------------------------------------
                                                                                           Value of
                                                                  Number of              Unexercised
                                                                 Unexercised             In-the-Money
                                                                  Options at              Options at
                                                               December 31, 1997(#)   December 31, 1997($)
                                                               -------------------------------------------
                       Shares
                     Acquired on    Value Realized ($)/(1)/       Exercisable/           Exercisable/
       Name          Exercise (#)                                Unexercisable        Unexercisable/(2)/
---------------------------------------------------------------------------------------------------------


  Philip E. Norwood         -0-               -0-                80,000/-0-/(3)/       $ 1,440,000/-0-
  James L. Murray           -0-               -0-                   -0-/-0-                 -0-/-0-
    F.S. Gunn               -0-               -0-                   -0-/-0-                 -0-/-0-
  Jeffrey M. Harp         10,000           $116,250              60,000/-0-/(3)/       $ 1,080,000/-0-
    Bob G. Scott           1,200           $ 19,500            30,800/8,000/(4)/      $ 508,200/$132,000

------------------

(1) Market value of underlying securities at exercise, minus the exercise price.

(2) Market value of underlying securities as of December 31, 1997 ($21.00), minus the exercise price. These values, unlike the amounts set forth in the column headed, "Value Realized", have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise. There can be no assurance that the value shown will be realized.

(3)  These options are exercisable at $3.00 per share.

(4)  These options are exercisable at $4.50 per share.

PENSION PLAN

     The following table shows the estimated annual pension benefits payable to a participant in the Corporation's qualified defined benefit pension plan (the "Pension Plan") at normal retirement age (age 65), based on a participant's compensation that is covered under the Pension Plan, and years of service with the Corporation and its subsidiaries:

                 ANNUAL BENEFITS* FOR YEARS OF CREDITED SERVICE


 Remuneration      10       15       20       25       30       35
--------------------------------------------------------------------
   $ 90,000     $12,906  $19,359  $25,812  $32,265  $38,718  $45,171
   $100,000     $14,756  $22,134  $29,512  $36,890  $44,268  $51,646
   $120,000     $18,456  $27,684  $36,912  $46,140  $55,368  $64,596
   $130,000     $20,306  $30,459  $40,612  $50,765  $60,918  $71,071
   $150,000     $24,006  $36,009  $48,012  $60,015  $72,018  $84,021

* Retirement benefits are subject to reduction for subsequent changes in the federal social security benefit levels or taxable wage base, and are further limited by a maximum of thirty-five (35) years of credited service.

     A participant's compensation for purposes of the formula utilized by the Pension Plan consists of salary, bonus, and all other compensation reported in the Summary Compensation Table, as well as certain other personal benefits which, in the aggregate, do not exceed the minimum amounts required for disclosure thereunder.

     The Pension Plan also provides that upon a participant's termination of employment or retirement certain benefits may be paid under the Pension Plan in a lump sum cash payment. If a participant's benefits, determined as of the date of termination of employment or retirement, are not more than $3,500, the Compensation Committee may direct, without the consent of the participant or his spouse, if any, that the benefits be paid in a lump sum cash payment in lieu of any other Pension Plan benefits. If a participant's benefits exceed $3,500, a lump sum payment to the participant shall require his written consent and the written consent of his spouse, if any. Any such lump sum payment must be approved by the Compensation Committee.

     Annual compensation covered under the Pension Plan and credited years of service as of December 31, 1997 for the named executive officers are as follows:
Philip E. Norwood, $150,000 (17 years); James L. Murray, $150,000 (23 years); F.
S. Gunn, $139,200 (23 years); Jeffrey M. Harp, $150,000 (13 years) and Bob G. Scott, $134,427 (4 years).

MANAGEMENT SECURITY PLAN

     Effective September 1, 1992 the Board adopted the Management Security Plan of Summit Bancshares, Inc. (the "Security Plan"). The purpose of the Security Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of the Corporation and the Subsidiary Banks. The Security Plan, and the individual agreements established thereunder (each a "Security Plan Agreement"), are intended to be administered by the Compensation Committee as unfunded welfare benefit plans established and maintained for the participants.

     Under the Security Plan, if a participant remains an employee until his or her normal retirement date, the Corporation shall pay to the participant a retirement benefit in the amount specified in the participant's Security Plan Agreement (the "Retirement Benefit"). Payment of the Retirement Benefit under the Security Plan shall begin on the normal retirement date and will continue for one hundred eighty (180) months. If a participant continues employment beyond his or her normal retirement date, the Compensation Committee shall specify the amount of the Retirement Benefit due to the participant upon retirement, which shall not be less than the Retirement Benefit such participant would otherwise have received had the participant retired at normal retirement age.

     Under the Security Plan, if a participant dies prior to attaining normal retirement age and the Security Plan is in effect at that time, the Corporation will pay a death benefit to such participant's beneficiary, provided the participant was not retired, disabled or on an authorized leave of absence at the time of death (the "Death Benefit").

     The Death Benefit is (i) a sum equal to one hundred percent (100%) of the participant's covered salary, (ii) an amount specified in the Security Plan Agreement, paid monthly for the first twelve (12) months after death, and (iii) fifty percent (50%) of the covered salary for the next one hundred eight (108) months. The payments commence on the first day of the month following the date of death.

     If a participant dies after retirement but before the applicable Retirement Benefit is paid in full, the unpaid Retirement Benefit payments to which that participant is entitled shall continue and be paid to the participant's beneficiary. No Death Benefit will be paid to the beneficiary of a participant who dies after attaining normal retirement age.

     A participant who ceases to be an employee after enrollment in the Security Plan, unless such termination is for just cause (defined in the Security Plan as theft, fraud, embezzlement or willful misconduct causing significant property damage to the Corporation or personal injury to another employee) or has less than five (5) years of employment from date of enrollment or employment in the Security Plan, shall receive all or a pro-rated portion of the benefit of the Retirement Benefit provided in the Security Plan upon the earlier of the participant's death or attainment of normal retirement age (the "Deferred Termination

Benefit"). Any increase in benefit from that first established at date of entering the Security Plan would be prorated relative to the years employed under the Security Plan to the maximum years that could be served to retirement. Should a participant be terminated for just cause or not remain employed at least five (5) years from enrollment in the Security Plan, such participant will not be eligible for benefits.

     A Security Plan Agreement may be terminated by the participant upon written notice not less than thirty (30) days prior to an anniversary date of the date of execution of the Participant's Security Plan Agreement. In such case a participant's entitlement to receive the Death Benefit will cease, but the participant will still be entitled to receive the Deferred Termination Benefit. The Security Plan may be terminated by the Corporation at any time provided thirty (30) days notice is given to the participant and provided no payment of benefits has been commenced and not completed.

     In the event the Corporation undergoes a change of control, as defined in the Security Plan, and the surviving corporation takes action to terminate the Security Plan or a specific Security Plan Agreement as a result of the change in control, the participant will, nevertheless, be entitled to receive the Retirement Benefit, the Death Benefit, and the Deferred Termination Benefit as described in the Security Plan.

The Corporation has entered into Security Plan Agreements with the following individuals:



       Participant and                                        Death Benefits             Retirement
       Position as of                    Date of              --------------               Benefit
      December 31, 1997                 Agreement        Year 1         Years 2-10       Years 1-15
      -----------------                 ---------        ------         ----------       ----------
                                                                (per year)               (per year)

James L. Murray                        Sept. 1, 1992     $118,000         $59,000           $48,000
 Chairman of the Board of the
  Corporation

F.S. Gunn                              Sept. 1, 1992      118,000          59,000            48,000
 Vice Chairman of the Board
  of the Corporation

Philip E. Norwood                      Jan. 1, 1995       180,500          90,250            72,000
 President & Chief Executive
  Officer of the Corporation

Jeffrey M. Harp                        Jan. 1, 1995       187,300          93,650            72,000
 Chief Operating Officer,
  Executive Vice President,
  and Secretary and Treasurer
  of the Corporation

Bob G. Scott                           Sept. 1, 1995      112,000          56,000            36,000
 Senior Vice President & Chief
  Financial Officer of the
  Corporation

Don R. Waters                          July 1, 1995       120,000          60,000            48,000
 President of Northeast Office
  of Summit Community Bank, N.A.

Micky Severson                         Jan. 1, 1997       115,000          57,500            36,000
 President of Alta Mesa Office
  of Summit Community Bank, N.A.

S. Tom Senor                           Jan. 20, 1997      105,000          52,500            24,000
President of Fossil Creek Office
 Summit Community Bank, N.A.

N. David Moore                         Jan. 1, 1998       100,000          50,000            24,000
President of Camp Bowie Office
 of Summit Community Bank, N.A.

Amounts payable under the Security Plan shall be paid exclusively from the general assets of the employer. However, under the Security Plan, the Corporation may invest in any specific asset or fund in order to provide the means for the payment of any benefits under the Security Plan. Security Plan participants will have no interest whatsoever in any such fund or asset. The Corporation has purchased life insurance policies insuring the lives of the individual participants with the Corporation as owner, premium payor and beneficiary of each policy, in order to indemnify itself against the liability for the payment of any benefits under the Security Plan. The face or policy value of these policies are as follows:

                            Policy
Participant                 Amount
-----------                 ------

James L. Murray           $  700,311
F.S. Gunn                    649,591
Philip E. Norwood            862,939
Jeffrey M. Harp            1,009,407
Bob G. Scott                 842,957
Don R. Waters                598,655
Micky Severson               501,611
Tom Senor                    543,622
David Moore                  345,189

BOARD COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

     As of December 31, 1997, the Compensation and Benefits Committee (the "Committee") is comprised of the following non-employee members of the Board:
William W. Meadows (Chairman), Robert E. Bolen and Edward P. Munson. Among other duties, the Committee makes recommendations to the Board with regard to the remuneration of the execu tive officers and directors of the Corporation and the Subsidiary Banks.

     COMPENSATION PHILOSOPHY. The Corporation's executive compensation policy incorporates the fundamental principle that executive compensation should be linked directly to corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives set forth the Committee's general guidelines for compensation decisions:

     - The Corporation must provide a competitive total compensation package that enables the Corporation to attract and retain key executives.

     - All of the Corporation's compensation programs must be integrated with the Corporation's annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

     - The Corporation's compensation package must include a variable component that directly links compensation with the overall performance of the Corporation, thereby expressly aligning executive compensation with the interest of shareholders.

     ELEMENTS OF EXECUTIVE COMPENSATION. The Committee regularly reviews the Corporation's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. The various components of the compensation programs for executive officers are discussed below.

     (i) BASE SALARY. Base salary levels are largely determined through comparison with banking organizations of a size similar to the Corporation's. Surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Corporation. Actual base salaries also are intended to reflect individual performance contributions as determined through performance evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual's perceived potential with the Corporation. All executive officer base salary levels, which are reviewed annually, are considered by the Committee to be competitive and within a necessary and reasonable range.

     (ii) PERFORMANCE COMPENSATION PLAN. The Board has approved Performance Compensation Plans (the "Plans") for use within the Corporation and its subsidiaries. The Plans are administered by the Committee. The objective of the Plans is to create competitive levels of compensation tied directly to the attainment of performance objectives which the Committee believes are important
for achieving long-term shareholder value.   The Plans reward all employees
based on the attainment of certain goals of the Corporation and/or its individual subsidiaries. The executive officers of the Corporation are eligible to participate at the same level as all employees in relationship to their respective base salaries. In addition, the executive officers through a related program earn additional compensation for achievement of those goals. The Committee annually determines the executive officers eligible to participate in the supplemental program of the Plan and the potential awards to be made for various levels of achievement under the Plan. The performance goals effective for 1997 included specific goals for growth, profits, asset quality and operational productivity or return on equity. In 1997, Philip E. Norwood, Jeffrey M. Harp and Bob G. Scott participated in the supplemental program for executive officers.

     All awards under the Plans are contingent on the Corporation and the subsidiaries attaining certain basic financial objectives such as return on assets and/or return on equity. For the most senior executives a portion of each years annual reward is deferred and held by the Corporation for payment at a later date. Under the Plan the deferral period is two years. The accumulated deferred payments may be reduced because of less than satisfactory performance in any one year.

     (iii) STOCK OPTIONS. In 1993 the Board adopted the 1993 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified by the shareholders of the Corporation at the 1993 annual meeting. In 1997 the Board adopted the 1997 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified at the 1997 annual meeting. It is the Corporation's philosophy that awarding incentive stock options to officers of the Corporation and the Subsidiary Banks based upon their respective positions and contributions to the Corporation's and each Subsidiary Bank's overall success will help attract and retain high quality, results-oriented professionals committed to creating long-term shareholder value. The activity for 1997 of these plans can be found in Note 12 to the Financial Statements in the Annual Report to Shareholders.

     (iv) MANAGEMENT SECURITY PLAN. Certain executive officers of the Corporation and its Subsidiary Banks participate in a Management Security Plan that was approved by the Board of Directors of the Corporation in 1992 and is administered by the Committee. This plan is more fully described in this proxy statement beginning on page 18.

     Through the programs described above, a significant portion of the Corporation's executive compensation program is linked directly to individual and corporate performance and long-term shareholder return. The Committee will continue to review all elements of executive compensation to ensure that the total compensation program, and each element therein, meets the Corporation's objectives and philosophy, as discussed above.


1997 COMPENSATION OF THE CHAIRMAN OF THE BOARD

     Mr. Norwood serves as the Chairman of the Board of the Corporation and as the president and chief executive officer of Summit Community Bank, N.A. Mr. Norwood's 1997 base salary was established by the Board of the Corporation based on a survey of peer group institutions and recommended to the Board by the Committee. Mr. Norwood participates in the Performance Compensation Plan at the all employee level and the executive officer level. In 1997 he earned an award of $42,382 of which 53% was from the supplemental executive program. Also, 20% of the earned award is deferred for a period of two years. The majority of the award, net of the deferral and appropriate taxes, was paid in 1998. This performance award was equal to 23% of Mr. Norwood's 1997 base salary. No stock options were granted to Mr. Norwood in 1997.

     In April 1993 the Committee granted options to the executive officers of the Corporation and the Subsidiary Banks under the Stock Plan. At that time Mr. Norwood was granted an option to purchase 80,000 shares at a price of $3.00 per share (adjusted for stock splits). These options vested rateably in 1993, 1994 and 1995 and are now fully vested. The Committee based its decision on the Corporation's improved performance, including net income, return on assets, reduction in classified and non-performing assets and improved expense control.


December 31, 1997                   THE COMPENSATION AND BENEFITS COMMITTEE
                                    OF THE BOARD OF DIRECTORS

                                    William W. Meadows, Chairman
                                    Robert E. Bolen
                                    Edward P. Munson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Board of Directors of the Corporation as it was constituted in 1997 was an officer or employee of the Corporation or any of its subsidiaries, or was formerly an officer of the Corporation or any of its subsidiaries or had any relationships requiring disclosure by the Corporation under Item 404 of Regulation S-

K. During 1997 no executive officer of the Corporation (i) served as a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, (ii) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, or (iii) was a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Corporation.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock of the Corporation with that of the CRSP Total Return Index ("Total Return") for The Nasdaq Stock Market (US) Index, a broad market index published by the Center for Research in Security Prices at the University of Chicago, and the NASDAQ Bank Stocks Index ("Bank Stock"), a bank industry stock index also published by the Center for Research in Security Prices at the University of Chicago. The comparison for each of the periods assumes that $100 was invested on December 31, 1992 in each of the Common Stock of the Corporation, the stocks included in the CRSP Total Return Index for The NASDAQ Stock Market (US) Index and the NASDAQ Bank Stocks Index. These indexes, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG THE CORPORATION, THE CRSP TOTAL RETURN INDEX
                    FOR THE NASDAQ STOCK MARKET (US) INDEX,
                        AND THE NASDAQ BANK STOCKS INDEX




                       [PERFORMANCE GRAPH APPEARS HERE]


---------------------------------------------------------------------------------
   At December 31,           1992     1993     1994     1995     1996      1997
---------------------------------------------------------------------------------
Summit Bancshares, Inc.    $100.00  $342.30  $381.08  $609.44  $847.18  $1,574.03
---------------------------------------------------------------------------------
Total Return               $100.00  $114.80  $112.20  $158.70  $195.19  $  239.53
---------------------------------------------------------------------------------
Bank Stocks                $100.00  $114.04  $113.63  $169.22  $223.41  $  377.44
---------------------------------------------------------------------------------

                             CERTAIN TRANSACTIONS

LOANS

     Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks have deposit accounts and other transactions with the Subsidiary Banks, including loans in the ordinary course of business. All loans or other exten sions of credit made by the Subsidiary Banks to officers, directors and principal shareholders of the Corporation and the Subsidiary Banks, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

     The Subsidiary Banks expect to continue to enter into such transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks.

OTHER TRANSACTIONS

     During the year ended 1997 the Corporation and Summit Community Bank, N.A. retained Barlow & Garsek, a Professional Corporation, to perform legal services on behalf of each. Elliott S. Garsek, a director of the Corporation, is a shareholder of Barlow & Garsek.


                   DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than December 18, 1998 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. It is anticipated that the next Annual Meeting of Shareholders will be held on April 20, 1999.

                                 ANNUAL REPORTS

     FORM 10-K. A copy of the Corporation's 1997 Annual Report on Form 10-K, in cluding the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annu al Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                            Summit Bancshares, Inc.
                                 P.O. Box 2665
                            Fort Worth, Texas 76113
                          Attention: Mr. Bob G. Scott


     1997 ANNUAL REPORT TO SHAREHOLDERS. The Annual Report to Shareholders of the Corporation for the Fiscal Year ended December 31, 1997, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              By: /s/ PHILIP E. NORWOOD
                                 ----------------------------------------
                                 Philip E. Norwood, Chairman of the Board

Fort Worth, Texas
March 17, 1998

                            SUMMIT BANCSHARES, INC.
    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 21, 1998

     The undersigned hereby constitutes and appoints James L. Murray, F.S. Gunn and Jeffrey M. Harp, and each of them, proxies with full power of substitution to vote, as directed below, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 12, 1998, at the Annual Meeting of Shareholders to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas, at 4:30 p.m. on April 21, 1998, and at any adjournment or adjournments thereof.

     1. ELECTION OF DIRECTORS - Nominees: Robert E. Bolen, Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, Jeffrey M. Harp, Robert L. Herchert, William W. Meadows, Edward P. Munson, James L. Murray, Philip E. Norwood, Byron B. Searcy and Edgar Snelson

         MARK ONLY ONE BOX  [ ]  VOTE FOR all nominees listed above, except vote to be withheld from the following
                                 nominees, if any:

         -----------------------------------------------------------------------

                            [ ]  VOTE TO BE WITHHELD from all nominees

     2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation for the fiscal year ending December 31, 1998, as described in PROPOSAL NO. 2 of the Proxy Statement dated March 17, 1998.

         FOR ____  AGAINST ____  ABSTAIN ____

     3. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         FOR ____  AGAINST ____  ABSTAIN ____

                           (continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ABOVE, "FOR" PROPOSAL NO. 2, AND, IN THE DISCRETION OF THE PERSON DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of the, or their substitutes may do by virtue hereof. In addition, receipt of the 1997 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 17, 1998, is hereby acknowledged.

SHARES OF COMMON STOCK:__________       DATED:___________________________, 1998

PLEASE DATE THIS PROXY AND SIGN YOUR    _______________________________________
NAME EXACTLY AS IT APPEARS HEREON,
AND MAIL TODAY. WHERE THERE IS MORE     _______________________________________
THAN ONE OWNER, EACH SHOULD SIGN.
WHEN SIGNING AS AN ATTORNEY,            _______________________________________
ADMINISTRATOR, EXECUTOR, GUARDIAN,      Signature of Shareholder(s)
OR TRUSTEE, PLEASE ADD YOUR TITLE
AS SUCH. IF EXECUTED BY A CORPORATION,  _______________________________________
THIS PROXY SHOULD BE SIGNED BY A DULY   Street Address
AUTHORIZED OFFICER.
                                        _______________________________________
                                        City           State      Zip Code

          NOTE:  I _____ WILL _____ WILL NOT ATTEND THE SHAREHOLDERS
                          MEETING ON APRIL 21, 1998.